Exhibit 99.2

Confidential Fixed Income Investor Presentation Dennis G. Shaffer—Chief Executive Officer & President Richard J. Dutton—Senior Vice President, Chief Operating Officer Charles A. Parcher—Senior Vice President, Chief Lending Officer NASDAQ: CIVB

Offering Disclaimers The information contained in this confidential presentation is a summary and it is not complete. It has been prepared for use only in connection with the private placement (the “Placement”) of securities (the “Securities”) of Civista Bancshares, Inc. (the “Company”). The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws and may not be reoffered or re-sold absent registration or an applicable exemption from the registration requirements. The Securities are not a deposit or an account that is insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Neither this confidential presentation nor any of the information contained herein may be reproduced or distributed, directly or indirectly, to any other person and is provided conditioned upon, and subject to, an agreement regarding confidentiality between the Company and the original recipient hereof. This confidential presentation is provided for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers solely for the purpose of enabling them to determine whether they wish to proceed with further investigation of the Company and the Placement. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained herein speaks as of the date hereof. Neither the delivery of this information nor any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company’s business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither the Company nor any of its affiliates undertakes any obligation to update or revise this presentation. The Company anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information and complete your own due diligence review concerning the Company and the Placement prior to entering into any agreement to purchase the Securities. By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own attorneys, accountants, and other professional advisors regarding the Company and the merits and risks of an investment in the Securities, including all related legal, investment, tax, and other matters. None of the Company, any representative of the Company, or any other person shall have any liability for any information included herein or otherwise made available in connection with the Placement, except for liabilities expressly assumed by the Company in the definitive purchase agreement and the related documentation for the purchase of the Securities. The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Any such offer or sale may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Placement. The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), THE FDIC, OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC, THE FDIC, OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. Certain of the information contained in this confidential presentation may be derived from information obtained from industry sources. The Company believes that such information is accurate and that the sources from which it was obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. 2

Offering Disclaimers Forward-Looking Statements. This presentation may contain “forward-looking statements” within the meaning of such term in federal securities law. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement, except to the extent required by law. Forward-looking statements are not guarantees of performance or results and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual performance or results to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual performance or results to differ from those expressed in or implied by our forward-looking statements include those risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as supplemented by any risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Use of Non-GAAP Financial Measures. This presentation contains certain financial information determined by methods other than in accordance with accounting principals generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Tangible Book Value per Share” , “Tangible Common Equity to Tangible Assets” and “Efficiency Ratio”. The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP Measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation. Sources of Information: Company Management and S&P Global Market Intelligence 3

Terms of the Proposed Offering Issuer Civista Bancshares, Inc. (NASDAQ: CIVB) Security Subordinated Notes due 2031 Amount $60 million Security Rating A- by Egan Jones Rating Company1 Issuance Type Regulation D Private Placement with Registration Rights Offering Structure Fixed-to-Floating (Fixed during First Five Years) Term 10 Years No-Call Period 5 Years General corporate purposes, which may include organic growth, share Use of Proceeds repurchases and strategic initiatives, such as acquisitions Piper Sandler & Co., Keefe, Bruyette & Woods A Stifel Company, Placement Agents D.A. Davidson & Co., Boenning & Scattergood, Inc. (1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating 4 organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating

Executive Management Dennis G. Shaffer Charles A. Parcher Richard J. Dutton âž¢ CEO & President âž¢ SVP & Chief âž¢ SVP & Chief âž¢ President, Civista Lending Officer Operating Officer Bank âž¢ 33 years of âž¢ 35 years of âž¢ 36 years of banking banking banking experience experience experience âž¢ Joined in 2016 âž¢ Joined in 2007 âž¢ Joined in 2009 Todd A. Michel Paul J. Stark âž¢ SVP & âž¢ SVP & Chief Controller Credit Officer âž¢ 33 years of âž¢ 36 years of banking banking experience experience âž¢ Joined in 1988 âž¢ Joined in 2010 Lance A. Morrison Donna M. Jaskolski âž¢ SVP & General âž¢ SVP & Customer Counsel Experience âž¢ 18 years of Officer banking âž¢ 19 years of experience banking âž¢ Joined in 2018 experience âž¢ Joined in 2017 5

Franchise Overview âž¢ Bank founded and headquartered in 1884 in Sandusky, Ohio âž¢ 9th Largest Publicly Traded Commercial Bank Headquartered in Ohio âž¢ 449 Employees âž¢ Community Banking Focused Operations in 12 Ohio, 2 Indiana and 1 Kentucky Counties – 33 Branches & 2 Loan Production Offices âž¢ Operations in the 5 largest Ohio MSAs âž¢ Full-Service Banking Organization with Diversified Revenue Streams – Commercial Banking – Retail Banking – Wealth Management – Mortgage Banking – Tax Refund Processing 6

Franchise Overview âž¢ Sandusky/Norwalk/Port Clinton, âž¢ Cleveland/Akron, Ohio Ohio âž¢ 9 Locations âž¢ 3 Locations âž¢ $471 million in loans âž¢ $626 million in loans âž¢ $986 million in deposits âž¢ $141 million in âž¢ #1 deposit market share in Sandusky, deposits Ohio with ~52% market share âž¢ Columbus & West Central, Ohio âž¢ North Central, Ohio âž¢ 5 Locations âž¢ 6 Locations âž¢ $379 million in loans âž¢ $56 million in âž¢ $295 million in deposits loans âž¢ ~25% deposit market share in the rural âž¢ $232 million in markets deposits âž¢ ~35% deposit market share in âž¢ Greater Dayton, Ohio our markets âž¢ $335 million in loans âž¢ 3 Locations âž¢ $659 million in deposits âž¢ $138 million in loans âž¢ ~43% deposit market share in our markets âž¢ $122 million in deposits 7 Deposit market share information as of June 30, 2021.

Franchise Overview âž¢ Community bank franchise in growth markets with an established operating model – Gather attractive low-cost deposits (18 bps total cost of deposits) – Generate loans organically in select growing markets (operations in the 5 largest MSAs in Ohio) âž¢ Strong capital position âž¢ Disciplined underwriting verified with strong credit quality metrics – Nonaccrual and 90 days Past Due (excluding PCI1) to Gross Loans of 0.25% as of 9/30/2021 âž¢ Experienced management team with a deep bench âž¢ Noninterest income enhanced by multiple revenue streams âž¢ Use of LPOs to extend our reach (Westlake, OH and Fort Mitchell, KY) âž¢ Member Russell 2000 index 1. PCI – purchased credit impaired loans. 8

Who We Are 9

Current Initiatives

Current Initiatives âž¢ COVID-19 Deferrals âž¢ During 2020, Civista modified a total of 813 loans totaling $431.1 million under the provisions of the CARES Act. âž¢ Remaining loans modified under COVID-19 Programs at September 30, 2021: $s in thousands $s in thousands % of Loans % of Loans Loan Category Balance Count Outstanding Type of Loan Balance Count Outstanding Entertainment and Recreation 3,042 3 0.15% Commercial and Agriculture $ 1,571 6 0.08% Hotels 10,564 8 0.53% Commercial Real Estate: Nonresidential Buildings and 3,587 4 0.18% Owner Occupied Dwellings 2,591 2 0.13% Other Services Non-owner Occupied 14,174 9 0.71% 421 1 0.02% Transportation and Warehousing 137 1 0.01% Real Estate Construction 451 1 0.02% Residential Buildings and 1,036 1 0.05% Total Dwellings $ 18,787 18 0.94% Total $ 18,787 18 0.94% Total Loans Outstanding $ 2,004,814 Total Loans Outstanding $ 2,004,814 11

Current Initiatives âž¢ SBA Paycheck Protection Program âž¢ Originated $399.4 million in PPP loans – 2,360 loans for $268.3 million in Round 1 with $9.9 million in fees – 1,340 loans for $131.1 million in Round 2 with $6.6 million in fees âž¢ Provided assistance to more than 3,500 businesses and their over 37,000 employees – Average loan size ~$110K – As of 9/30/2021 $316.1 million PPP loans have been forgiven or paid off. We have recognized $4.7 million in fees in 2020 and $8.4 million YTD 2021 with $3.3 million remaining to be earned 12

Current Initiatives âž¢ Leveraging Technology âž¢ Enhance utilization of technology to improve efficiency and customer experience – Curbside banking – E-Sign – Digital Transformation ✓ Enhanced Treasury Management Services and Reporting ✓ Improved in-branch and online account opening and online access – Q4 2021 – Retail – Commercial – Commercial Loan Origination System – Q3 2021 ✓ Standardized process from beginning to end through one system ✓ Integration with core system and third party vendors for retrieving existing customer data, boarding loans, document tracking, preparation and storage âž¢ Enhanced fraud monitoring and data protection 13

Current Initiatives âž¢ Civista Digital Banking 14

Financial Trends

Financial Trends Financial Highlights ($s in thousands, except per share data) September 30, September 30, 2021 2020 % Change Balance Sheet Assets $2,952,236 $2,817,993 4.76% Gross Loans (excluding HFS) 1 2,004,814 2,040,940 (1.77%) Deposits 2,434,766 2,068,769 17.69% September 30, September 30, 2021 2020 % Change Performance Analysis (YTD) Net Income $29,564 $22,019 34.27% ROAA 2 1.29% 1.08% 19.87% ROAE 2 11.32% 8.80% 28.60% Market Data Market Capitalization ($mm) $349,146 $199,637 Price / Tangible Book Value 3 131.0% 77.0% Price/LTM diluted EPS 9.1x 6.8x 1. September 30, 2021 includes $83.3 million of PPP loans. 16 2. Presented on an annualized basis 3. Non-GAAP reconciliation in appendix.

Financial Trends Total Assets1 ($ in millions) $2,769 $2,952 $2,310 ,139 $1,526 $1,377 2016 2017 2018 2019 2020 2021 Q3 17 1. 2018 includes $578 million in assets due to United Community Bancorp acquisition

Financial Trends Total Gross Loans1 ($ in millions) $2,058 $2,005 ,709 $1,165 $1,056 2016 2017 2018 2019 2020 2021 Q3 1. 2021 includes $83.3 million of PPP Loans. 2020 includes $217.3 million of PPP loans. 2018 includes $299 million in loans due to United Community Bancorp acquisition. 18

Financial Trends Loan Mix ($ in millions) âž¢ Total Gross Loans: $2.0 billion âž¢ CRE to RBC Ratio: 330.9% Real Estate Consumer & Other, Commercial & Construction, $179.5 , $12.3 , 1% Agriculture, $193.5 , 9% 10% PPP, $83.3 , 4% Residential Real Farm Real Estate, Estate, $424.6 , 21% $30.1 , 1% CRE Non-Owner CRE Owner Occupied, Occupied, $788.8 , $292.7 , 15% 39% 19

Financial Trends Nonaccrual NPAs & 90 days & 90+PD Past/ Due Assets 2 / Gross Loans Loan Loss Reserves / Gross Loans 0.66% 1.26% 1.33% 0.57% 1.22% 1.13% 0.53% 0.50% 0.88% 0.86% 0.34% 0.25% 2016 2017 2018 2019 2020 2021 Q3 2016 2017 2018 2019 2020 2021 Q3 Reserves / NPLs NCOs / Average Loans 0.02% 0.02% 503.50% 0.00% 343.05% -0.01% 161.95% -0.02% 137.73% 137.87% 113.74% -0.04% 2016 2017 2018 2019 2020 2021 Q3 2016 2017 2018 2019 2020 2021 Q3¹ 1. LTM basis 2. Excluding PCI (purchased credit impaired loans). 20

Financial Trends Total Deposits1 ($ in millions) $2,435 $2,189 $1,679 $1,580 $1,205 $1,121 2016 2017 2018 2019 2020 2021 Q3 21 1. 2018 includes $476 million in deposits due to United Community Bancorp acquisition

Financial Trends Deposit Mix âž¢ Total Deposits: $2.4 billion âž¢ Loan/Deposit Ratio: 81.2%1 âž¢ 34% Noninterest Bearing Demand Deposits are 75% Commercial and 25% Retail Certificates of Brokered Noninterest Deposit, Deposits, Bearing $246.8 , 10.1% $26.6 , 1.1% Demand, $832.5 , 34.2% Cost of Cost of Year Deposits Funding 2016 0.20% 0.26% 2017 0.19% 0.46% 2018 0.28% 0.73% 2019 0.48% 0.68% 2020 0.33% 0.43% Q3 2021 0.18% 0.25% Interest Savings, Bearing $826.0 , 33.9% Demand, $502.9 , 20.7% 1. Ratio excludes $83.3 million of PPP loans and $67.5 million of tax refund processing deposits 22

Financial Trends âž¢ Total Cost of Deposits (%) 0.93% 0.93% 0.71% 0.71% 0.66% 0.48% 0.47% 0.48% 0.43% 0.29% 0.32% 0.33% 0.28% 0.26% 0.20% 0.22% 0.19% 0.18% 2016Y 2017Y 2018Y 2019Y 2020Y 2021 Q3 CIVB Peer Median Peer Top Quartile Yield on Loans (%) 5.42% 5.17% 5.27% 5.19% 5.04% 5.09% 4.87% 4.86% 4.91% 4.60% 4.62% 4.62% 4.59% 4.71% 4.55% 4.49% 4.46% 4.32% 2016Y 2017Y 2018Y 2019Y 2020Y 2021 Q3 CIVB Peer Median Peer Top Quartile 2021 Peer data as of 9/30/2021 or the latest available date. 23 Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states.

Financial Trends Net Interest Margin 4.31% 4.21% 4.01% 3.93% 3.86% 3.81% 3.75% 3.79% 3.69% 3.66% 3.70% 3.70% 3.61% 3.48% 3.47% 3.48% 3.50% 3.31% 2016Y 2017Y 2018Y 2019Y 2020Y 2021 Q3 CIVB Peer Median Peer Top Quartile 2021 peer data as of 9/30/2021, or the latest available date. 24 Note: Comparable peers include public banks $1-$4B in Ohio and +/- 40% CIVB’s asset size in contiguous states.

Financial Trends Non-Interest Income and Expense âž¢ Fee income platform âž¢ Disciplined approach to controlling non-interest expense – Service charges on deposit accounts were $4.1 million YTD 2021 and $3.8 million YTD 2020 âž¢ Continued focus on review of branch network âž¢ Mortgage Banking Two branch closures effective July 16, 2021 Gain on of loans, primarily mortgage loans, YTD 2021 and 2020 – – sale was $6.6 million $5.5 million, respectively âž¢ Identified efficiencies invested to enhance digital âž¢ Wealth Management offerings – $3.6 million YTD 2021 and $2.9 million YTD 2020 âž¢ Tax Refund Processing Platform – $2.4 million YTD 2021 and 2020 âž¢ ATM/Interchange Fees – $4.0 million YTD 2021 and $3.2 million YTD 2020 YTD Non-Interest Expense and YTD Efficiency Ratio1 $70,665 67.0% $66,947 $66,679 $61,311 64.7% $53,697 $48,604 62.9% $43,855 61.4% 59.1% 61.1% 59.9% 2016 2017 2018 2019 2020 2020 Q3 2021 Q3 1. 2018 efficiency ratio is adjusted for merger related expenses; 2021 efficiency ratio is adjusted for nonrecurring items. Non-GAAP reconciliations in appendix. 25

Financial Trends Capital Management âž¢ Raised $32.8 million of capital (issued 1,610,000 shares) in February 2017 âž¢ Additional $104.7 million of capital (issued 4,277,430 shares) related to UCB merger in September 2018 âž¢ Redeemed outstanding preferred shares effective December 20, 2019 âž¢ Authorized $13.5 million stock repurchase plan on April 20, 2021. âž¢ Through Q3 2021, 909,859 shares, 5.2% of the shares outstanding on December 31, 2020, have been repurchased for $9.2 million at a weighted average price of $22.74 (128% of TBV) âž¢ Increased the quarterly common dividend to $0.12 in first quarter 2021 and to $0.14 for the third quarter. ($s in thousands, except per share data) For the Years Ended December 31, 2016 2017 2018 2019 2020 2021 Q3 Total Equity $137,616 $184,461 $298,898 $330,126 $350,108 $348,450 TCE / TA 1 6.70% 9.31% 9.98% 11.08% 9.96% 9.28% ROAE 2, 3 12.90% 9.19% 11.78% 10.64% 9.57% 11.32% 1. TCE Non-GAAP reconciliation available in Appendix 2. LTM basis 26 3. Appendix shows 2018 ratios adjusted for merger related expenses

Investment Portfolio and Liquidity Sources Investment Portfolio Liquidity Sources As of September 30, 2021 % of Total Debt â–ª Civista has approximately over $1 billion of readily Securities available funding sources to meet customer needs through the following sources: Debt Securities Available-for-Sale (at Est. Fair Value ($000)): â–ª FHLB Funding – Available borrowing capacity of $550.8 million U.S. Treasuries / U.S. Gov’t Agencies $53,277 10.7% â–ª Highly Liquid Securities – $323.4 million of Residential MBS in GSEs $188,157 37.8% unpledged AFS securities States and political subdivisions $256,715 51.5% â–ª Short Term Cash Equivalents – $246.2 million (net of restricted cash¹) Total Debt Securities $498,149 100.0% â–ª Federal Funds Purchased Lines (Correspondent Banks) – $50.0 million â–ª Holding Company Line of Credit – $10.0 million available (no current drawdowns) 27 1 Cash pledged for collateral on interest rate swaps is classified as restricted cash ($7.0 million as of 9/30/2021)

Providing Shareholder Value Net Income & Earnings Per Share (Available to Common) ($ in millions) $39,737 $2.55 $33,231 $32,192 $1.85 2 $2.01 $2.00 $24,650 $1.57 $1.28 $15,716 $14,628 2016 2017 2018 2019 2020 2021 Q3¹ 1. LTM basis 29 2. 2018 ratios adjusted for merger related expenses (see Appendix)

Providing Shareholder Value Total Shareholders’ Equity & Return on Tangible Equity2 ($ in millions) $350,108 $348,450 17.38% $330,126 $298,898 14.91% 13.48% 12.02% 12.04% 10.49% $184,461 $137,616 2016 2017 2018 2019 2020 2021 Q3¹ 1. LTM basis 30 2. See Appendix for Non-GAAP reconciliation

Providing Shareholder Value Tangible Book Value per Share1 $17.73 $16.82 $14.77 $13.68 $13.14 $10.84 2016 2017 2018 2019 2020 2021 Q3 1. Non-GAAP reconciliation in appendix. 31

Pro Forma Analysis

Pro Forma Capital Ratios and Loan Concentrations Pro Forma As of 9/30/2021 Estimated Consolidated Capital Ratios and CRE Concentration 18.21% 15.43% 309% 14.18% 14.10% 261% 10.01% 9.81% 9.28% 9.10% TCE / TA Leverage Ratio Tier 1 Ratio Total Capital Ratio CRE / Total RBC Estimated Bank Level Capital Ratios and CRE Concentration 17.25% 15.95% 330% 14.46% 275% 13.15% 11.28% 11.12% 9.47% 9.30% TCE / TA Leverage Ratio Tier 1 Ratio Total Capital Ratio CRE / Total RBC 33 Note: All offering assumptions are for illustrative purposes only. Assumes a $60M subordinated debt issuance, a gross spread of 2.00%, additional offering-related expenses of $200K, and 100% down streaming of proceeds net of offering-related expenses. Assumes a 20% risk rating on new assets

CIVISTA BANCSHARES, INC.

Pro Forma Double Leverage & Interest Coverage Ratio

Double Leverage

	As of December 31,				Additional	Pro Forma -
Dollar Amounts in Thousands	2018	2019	2020	3Q21	Equity	3Q21
Investment in Subsidiaries	$302,947	$335,048	$360,965	$369,438	$58,600	$428,038
Consolidated Equity	$298,898	$330,126	$350,108	$348,450		$348,450
Double Leverage Ratio	**101.4%**	**101.5%**	**103.1%**	**106.0%**	--	**122.8%**

Interest Coverage

	For the Year ended December 31,				Interest	Pro Forma -
Dollar Amounts in Thousands	2018	2019	2020	YTD 3Q21	Impact	YTD 3Q21
Total Deposit Interest	$3,758	$8,057	$6,881	$3,366	--	$3,366
Other Borrowing Interest Expense	$3,812	$4,897	$3,257	$1,540	--	$1,540
Interest Expense on New Notes	--	--	--	--	$1,463	$1,463
Total Interest Expense	$7,570	$12,954	$10,138	$4,906	$1,463	$6,369
Preferred Dividends (Pre-tax Equivalent)	$1,138	$756	--	--	--	--
Pre-Tax Income	$16,779	$39,561	$37,132	$34,602	($1,463)	$33,140
Pre-Tax Income Interest Coverage						
Interest Coverage (including deposit expense)	**2.80x**	**3.83x**	**4.66x**	**8.05x**	–	**6.20x**
Interest Coverage (excluding deposit expense)	**4.16x**	**7.87x**	**12.40x**	**23.47x**	–	**22.52x**

Note: All offering assumptions are for illustrative purposes only. Assumes a $60M subordinated debt issuance, a gross spread of 2.00%, additional offering-related expenses of $200K, and 100% down streaming of proceeds net of offering-related expenses. Estimated interest expense on new debt assumes a 3.25% annual coupon

34

Existing Capital Structure Equity â–ª Common Equity = $350.1 million â–ª Tangible Common Equity = $267.4 million Trust Preferred â–ª Trust Preferred = $29.4 million â–ª Five statutory business trusts that were formed for the purpose of issuing trust preferred securities â–ª The capital securities are held by First Citizens Statutory Trust II, First Citizens Statutory Trust III, First Citizens Statutory Trust IV, Futura TPF Trust I and Futura TPF Trust II (the latter two were acquired as part of the Company’s acquisition of Futura Bancorp in December 2007) Holding Company Line of Credit â–ª $10.0 million available (no current drawdowns) â–ª Secured by stock of the Bank 35

Compelling Investment Opportunity

Compelling Investment Opportunity âž¢ Community bank franchise poised for acquisitions and strong core deposit franchise âž¢ Strong capital position âž¢ Strong credit culture and asset quality âž¢ Experienced acquirer âž¢ Continued strong NIM âž¢ Experienced management team with an average of 30 years in banking âž¢ Strategically positioned in attractive Ohio lending markets funded by low-cost deposits with operations in the 5 largest Ohio MSAs âž¢ Demonstrated strong profitability from 2016 to LTM 9/30/2021 – Net Income CAGR: 21.6% – TBV / Share CAGR: 10.9% – LTM EPS CAGR: 10.8% 37

Experienced Acquirer & Organic Growth Model âž¢ Completed 3 acquisitions since 2007, including the acquisition of United Community Bancorp, which closed September 14, 2018 – Continues to actively seek accretive acquisitions opportunities âž¢ Expanded commercial loan growth in Columbus, Cleveland, Akron, Dayton and Cincinnati markets – Since year-end 2015, loan portfolios in these markets have increased from $404 million to $1 billion through September 30, 2021 âž¢ Low cost, locally generated deposit base 38

Appendix

Well-Capitalized Position Consolidated Bank Level Tangible Common Equity / Tangible Assets (%) Leverage Ratio (%) 11.08% 12.70% 12.79% 12.34% 9.98% 9.96% 9.31% 9.28% 10.61% 10.76% 10.77% 9.99% 10.01% 9.61% 9.30% 2017 2018 2019 2020 3Q21 2017 2018 2019 2020 3Q21 Total Capital Ratio (%) Tier 1 Ratio (%) 16.55% 16.12% 16.13% 15.99% 15.43% 15.47% 15.27% 15.29% 14.74% 14.16% 14.19% 14.43% 14.46% 14.18% 13.33% 13.25% 13.30% 13.13% 13.15% 12.18% 2017 2018 2019 2020 3Q21 2017 2018 2019 2020 3Q21 40

Operating Results ($s in thousands, except per share data) LTM Q3 2016 2017 2018 2019 2020 2021 Net Interest Income $50,259 $54,502 $66,107 $85,100 $89,727 $95,633 Provision for Loan Losses (1,300) 0 780 1,035 10,112 3,080 Noninterest Income 16,132 16,334 18,131 22,443 28,182 32,307 Noninterest Expense 43,855 48,604 66,679 66,947 70,665 78,279 Net Income/(Loss) 17,217 15,872 14,139 33,878 32,192 39,737 Net Income Available to Common Shareholders $15,716 $14,628 $13,180 $33,231 $32,192 $39,649 Diluted Earnings/(Loss) per Common Share $1.57 $1.28 $1.02 $2.01 $2.00 $2.55 Return on Average Assets (ROAA) 1.19% 1.04% 0.81% 1.51% 1.17% 1.33% Return on Average Equity (ROAE) 12.90% 9.19% 6.50% 10.64% 9.57% 11.43% 41

CIVISTA BANCSHARES, INC.

Select Balance Sheet Data

$s in thousands

	As of and for the Years Ended Decemeber 31,					
	2016	2017	2018	2019	2020	2021 Q3
Cash and Due From Banks	36,695	40,519	42,779	48,535	128,222	246,165
Securities Available for Sale	195,864	230,230	346,294	358,499	363,464	498,149
Gross Loans	1,055,506	1,164,661	1,561,941	1,708,970	2,057,502	2,004,814
Allowance for Loan Loss	13,305	13,134	13,679	14,767	25,028	26,568
Net Loans	**$ 1,042,201**	**$ 1,151,527**	**$ 1,548,262**	**$ 1,694,203**	**$ 2,032,474**	**$ 1,978,246**
Goodwill	27,095	27,095	76,851	76,851	76,851	76,851
Other Assets	75,408	76,486	124,768	131,469	167,851	152,825
Total Assets	**$ 1,377,263**	**$ 1,525,857**	**$ 2,138,954**	**$ 2,309,557**	**$ 2,768,862**	**$ 2,952,236**
Non-Interest Bearing Deposits	345,588	361,964	468,083	512,553	720,809	832,492
Interest Bearing Deposits	775,515	842,959	1,111,810	1,166,211	1,468,589	1,602,274
FHLB Advances	48,500	71,900	193,600	226,500	125,000	75,000
Trust Preferred	29,427	29,427	29,427	29,427	29,427	29,427
Other Liabilities	40,617	35,146	37,136	44,740	74,929	64,593
Total Liabilities	**$ 1,239,647**	**$ 1,341,396**	**$ 1,840,056**	**$ 1,979,431**	**$ 2,418,754**	**$ 2,603,786**
Common Equity	118,666	167,103	289,534	330,126	350,108	348,450
Preferred Equity	18,950	17,358	9,364	0	0	0
Total Equity	**$ 137,616**	**$ 184,461**	**$ 298,898**	**$ 330,126**	**$ 350,108**	**$ 348,450**
Total Liabilities & Equity	**$ 1,377,263**	**$ 1,525,857**	**$ 2,138,954**	**$ 2,309,557**	**$ 2,768,862**	**$ 2,952,236**

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Non-GAAP Reconciliation ($s in thousands, except per share data) As of and for the Years Ended December 31, 2016 2017 2018 2019 2020 2021 Q3 Tangible Common Equity Total Shareholder’s Equity—GAAP $ 137,616 $ 184,461 $ 298,898 $ 330,126 $ 350,108 $ 348,450 Less: Preferred Equity 18,950 17,358 9,364-— -Less: Goodwill and intangible assets 28,218 27,631 84,540 83,595 82,681 82,013 Tangible common equity $ 90,448 $ 139,472 $ 204,994 $ 246,531 $ 267,427 $ 266,437 Total Shares Outstanding 8,343,509 10,198,475 15,603,499 16,687,542 15,898,032 15,029,972 Tangible book value per share $ 10.84 $ 13.68 $ 13.14 $ 14.77 $ 16.82 $ 17.73 Tangible Assets Total Assets—GAAP $ 1,377,263 $ 1,525,857 $ 2,138,954 $ 2,309,557 $ 2,768,862 $ 2,952,236 Less: Goodwill and intangible assets 28,218 27,631 84,540 83,595 82,681 82,013 Tangible assets $ 1,349,045 $ 1,498,226 $ 2,054,414 $ 2,225,962 $ 2,686,181 $ 2,870,223 Tangible common equity to tangible assets 6.70% 9.31% 9.98% 11.08% 9.96% 9.28% Net Income 1 $ 15,716 $ 14,628 $ 24,650 $ 33,231 $ 32,192 $ 39,737 Return on Tangible Common Equity 1 17.38% 10.49% 12.02% 13.48% 12.04% 14.91% 43 1. LTM basis

Non-GAAP Reconciliation ($s in thousands) YTD 2018 Adjusted Efficiency ratio Noninterest expense—GAAP $ 66,679 Acquisition and integration expense (12,735) Adjusted noninterest expense 53,944 Net interest income—GAAP 66,107 Effect of tax-exempt income 1,062 Adjusted net interest income 67,169 Noninterest Income—GAAP 18,131 Loss on sales of investment securities, net 413 Adjusted Non-interest Income 18,544 Adjusted total revenue $ 85,713 Adjusted Efficiency ratio 62.9% 44 Note: YTD refers the nine months ended December 31, 2018

Non-GAAP Reconciliation ($s in thousands) YTD 2021 Adjusted Efficiency ratio Noninterest expense—GAAP $ 61,311 FHLB prepayment penalty (3,717) Adjusted noninterest expense 57,594 Net interest income—GAAP 73,330 Noninterest Income—GAAP 24,641 Gain on sale of Visa B shares (1,785) Adjusted Non-interest Income 22,856 Adjusted total revenue $ 96,186 Adjusted Efficiency ratio 59.9% 45 Note: YTD refers the nine months ended September 30, 2021

Non-GAAP Reconciliation ($s in thousands, except per share data) Actual Merger and Adjusted 2018 one-time GAAP items 2018 Net Interest Income $66,107 $0 $66,107 Provision for Loan Losses 780 0 780 Noninterest Income 18,131 413 18,544 Noninterest Expense 66,679 (12,735) 53,944 Net Income/(Loss) 14,139 11,470 25,609 Net Income Available to Common Shareholders $13,180 $11,470 $24,650 Diluted Earnings/(Loss) per Common Share $1.02 $0.83 $1.85 Return on Average Assets (ROAA) 0.81% 0.66% 1.47% Return on Average Equity (ROAE) 6.50% 5.28% 11.78% 46

Interest Rate Shock Analysis Net Interest Income at Risk 30% 120.00% 25% 20.04% 100.00% 20% 15% 13.89% 80.00% 10% 7.40% 5% 60.00% 0% 40.00% -5% -4.30% -10% -8.20% 20.00% -15% -13.04% -20% 0.00% -300bp -200bp -100bp Base +100bp +200bp +300bp NII at Risk (%) 47 Note: Analysis current as of September 30, 2021; represents a gradual change in interest rates over the next twelve months

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